UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 27, 2011, Minerals Technologies Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Specialty Minerals Inc., has entered into an agreement with ABC Paper Limited to build and operate a satellite precipitated calcium carbonate (PCC) plant at ABC Paper’s integrated pulp and paper mill at Saila Khurd located in the northern India state of Punjab.  A copy of the press release is included as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

On July 28, 2011, the Company also announced that it has signed a commercial agreement with Phoenix Pulp & Paper Public Co. Ltd., to provide Fulfill™ E-325, a new, high-filler product under the Fulfill™ technology platform at a paper mill in Nam Phong, Thailand.  A copy of the press release is included as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1 99.2	Press Release dated July 27, 2011 Press Release dated July 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Vice President, General Counsel and Secretary

Date: August 1, 2011

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

99.1 99.2	Press Release dated July 27, 2011 Press Release dated July 28, 2011